Exhibit 10.66

                 State of Iowa ... Office of Secretary of State
                         Paul D. Pate, Secretary of State
                 Hoover Building, 2nd Floor Des Moines, IA. 50319
                              Corporations Division

                             Articles of Organization

                 (Submit in duplicate with filing fee of $50.00)


     The undersigned, acting as the person forming the limited liability company under the Iowa Limited Liability Company Act, Chapter 490A, Code of Iowa, hereby adopts the following Articles of Organization:

1.   The name of the limited liability company is: AmerUs-Blackstone, L.L.C.

2. The purpose(s) for which the limited liability company is organized: To own a limited partnership interest and act as a limited partner in Blackstone Hotel Partners, L.P., a Louisiana limited partnership and shall include engaging in and doing any lawful act concerning any or all lawful business for which limited liability companies may be formed under Iowa law.

3. The name and address of the limited liability company's registered agent in Iowa are AmerUs Life Insurance Company, 699 Walnut, Suite 1700, Des Moines, Iowa 50309-3945.

4.   The management of the limited liability company is vested in the sole
     Member.

5. The latest date on which the limited liability company is to dissolve is upon the dissociation of the sole remaining member.

6. The name(s) and address(es) of each organizer are Matthew G. Haney, c/o AmerUs Properties, Inc., 699 Walnut, Suite 1700, Des Moines, Iowa 50309-3945.

7. For tax purposes, is the limited liability company considered a corporation? / / Yes /x/ No

     IN AFFIRMATION THEREOF, THE FACTS STATED ABOVE ARE TRUE:

     DATED this 8th day of July, 1997.

/s/ Matthew G. Haney
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     Matthew G. Haney, Organizer

STATE OF IOWA            )
                         )SS
COUNTY OF POLK           )

     BE IT REMEMBERED, that on this 8th day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Matthew G. Haney, to me personally known to be the person who executed the foregoing instrument and duly acknowledged having executed the same as his free voluntary act for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/ Linda Andreini
                              -----------------------------------
                              Notary Public  Linda Andreini
                              Printed Name:  --------------------

My commission expires:

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